MIRAGE RESORTS, INCORPORATED, as Issuer,

                    ____________________


                          INDENTURE


                         Dated as of

                      October 15, 1996



               FIRSTAR BANK OF MINNESOTA, N.A.

                           Trustee





                          EXHIBIT 4.1

                       CROSS-REFERENCE TABLE*
                       _____________________
Trust Indenture
  Act Section                                       Indenture Section
_______________                                     _________________

310(a)(1)........................................   7.10
   (a)(2)........................................   7.10
   (a)(3)........................................   N.A.
   (a)(4)........................................   N.A.
   (b)...........................................   7.08; 7.10; 10.02
   (c)...........................................   N.A.
311(a)...........................................   7.11
   (b)...........................................   7.11
   (c)...........................................   N.A.
312(a)...........................................   2.07
   (b)...........................................   10.03
   (c)...........................................   10.03
313(a)...........................................   7.06
   (b)(1)........................................   N.A.
   (b)(2)........................................   7.06
   (c)...........................................   7.06; 10.02
   (d)...........................................   7.06
314(a)...........................................   4.02; 10.02
   (b)...........................................   N.A.
   (c)(1)........................................   10.04
   (c)(2)........................................   10.04
   (c)(3)........................................   N.A.
   (d)...........................................   N.A.
   (e)...........................................   10.05
   (f)...........................................   N.A.
315(a)...........................................   7.01(b)
   (b)...........................................   7.05; 10.02
   (c)...........................................   7.01(a)
   (d)...........................................   7.01(c)
   (e)...........................................   6.11
316(a) (last sentence)...........................   2.11
   (a)(1)(A).....................................   6.05
   (a)(1)(B).....................................   6.04
   (a)(2)........................................   N.A.
   (b)...........................................   6.07
317(a)(1)........................................   6.08
   (a)(2)........................................   6.09
   (b)...........................................   2.06
318(a)...........................................   10.01
                 N.A. means not applicable.

_______________
*  This Cross-Reference Table is not part of the Indenture.
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                       TABLE OF CONTENTS
                       _________________

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ARTICLE 1  DEFINITIONS AND INCORPORATION BY REFERENCE......................................     1
     Section 1.01.  Definitions............................................................     1
     Section 1.02.  Other Definitions......................................................     6
     Section 1.03.  Incorporation by Reference of Trust Indenture Act......................     7
     Section 1.04.  Rules of Construction..................................................     7

ARTICLE 2  THE SECURITIES..................................................................     8
     Section 2.01.  Forms Generally........................................................     8
     Section 2.02.  Form of Trustee's Certificate of Authentication........................     8
     Section 2.03.  Amount Unlimited, Issuable in Series...................................     9
     Section 2.04.  Execution and Authentication; Denominations; Delivery and Dating.......    12
     Section 2.05.  Registrar and Paying Agent.............................................    12
     Section 2.06.  Paying Agent to Hold Money in Trust....................................    14
     Section 2.07.  Securityholder Lists...................................................    14
     Section 2.08.  Transfer and Exchange..................................................    14
     Section 2.09.  Replacement Securities.................................................    18
     Section 2.10.  Outstanding Securities.................................................    18
     Section 2.11.  Treasury Securities....................................................    18
     Section 2.12.  Temporary Securities...................................................    19
     Section 2.13.  Cancellation...........................................................    19
     Section 2.14.  Defaulted Interest.....................................................    19

ARTICLE 3  REDEMPTION AND OFFER TO REPURCHASE..............................................    19
     Section 3.01.  Notices to Trustee.....................................................    19
     Section 3.02.  Selection of Securities to Be Redeemed.................................    20
     Section 3.03.  Notice of Redemption...................................................    20
     Section 3.04.  Effect of Notice of Redemption.........................................    21
     Section 3.05.  Deposit of Redemption Price............................................    21
     Section 3.06.  Securities Redeemed in Part............................................    21
     Section 3.07.  Redemption Pursuant to Gaming Laws.....................................    21

ARTICLE 4  COVENANTS.......................................................................    22
     Section 4.01.  Payment of Securities..................................................    22
     Section 4.02.  SEC Reports, Financial Reports.........................................    22
     Section 4.03.  Compliance Certificate.................................................    23
     Section 4.04.  Stay, Extension and Usury Laws.........................................    23
     Section 4.05.  Corporate Existence....................................................    24
     Section 4.06.  Taxes..................................................................    24
     Section 4.07.  Change in Control......................................................    24
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ARTICLE 5  SUCCESSORS......................................................................    26
     Section 5.01.  When the Company May Merge, etc........................................    26
     Section 5.02.  Successor Corporation Substituted......................................    26

ARTICLE 6  DEFAULTS AND REMEDIES...........................................................    27
     Section 6.01.  Events of Default......................................................    27
     Section 6.02.  Acceleration...........................................................    29
     Section 6.03.  Other Remedies.........................................................    29
     Section 6.04.  Waiver of Past Defaults................................................    30
     Section 6.05.  Control by Majority....................................................    30
     Section 6.06.  Limitation on Suits....................................................    30
     Section 6.07.  Rights of Holders to Receive Payment...................................    31
     Section 6.08.  Collection Suit by Trustee.............................................    31
     Section 6.09.  Trustee May File Proofs of Claim.......................................    31
     Section 6.10.  Priorities.............................................................    31
     Section 6.11.  Undertaking for Costs..................................................    32

ARTICLE 7  TRUSTEE.........................................................................    32
     Section 7.01.  Duties of Trustee......................................................    32
     Section 7.02.  Rights of Trustee......................................................    33
     Section 7.03.  Individual Rights of Trustee...........................................    33
     Section 7.04.  Trustee's Disclaimer...................................................    34
     Section 7.05.  Notice of Defaults.....................................................    34
     Section 7.06.  Reports by Trustee to Holders..........................................    34
     Section 7.07.  Compensation and Indemnity.............................................    34
     Section 7.08.  Replacement of Trustee.................................................    35
     Section 7.09.  Successor Trustee by Merger, etc.......................................    37
     Section 7.10.  Eligibility; Disqualification..........................................    37
     Section 7.11.  Preferential Collection of Claims Against the Company..................    37

ARTICLE 8  DISCHARGE OF INDENTURE..........................................................    37
     Section 8.01.  Discharge of Liability on Securities...................................    37
     Section 8.02.  Repayment to the Company...............................................    38
     Section 8.03.  Option to Effect Defeasance or Covenant Defeasance.....................    38
     Section 8.04.  Defeasance and Discharge...............................................    38
     Section 8.05.  Covenant Defeasance....................................................    39
     Section 8.06.  Conditions to Defeasance or Covenant Defeasance........................    39
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ARTICLE 9  AMENDMENTS.......................................................................   40
     Section 9.01.  Without Consent of Holders..............................................   40
     Section 9.02.  With Consent of Holders.................................................   41
     Section 9.03.  Compliance with Trust Indenture Act.....................................   42
     Section 9.04.  Revocation and Effect of Consents.......................................   42
     Section 9.05.  Notation on or Exchange of Securities...................................   43
     Section 9.06.  Trustee Protected.......................................................   43

ARTICLE 10 MEETINGS OF SECURITYHOLDERS......................................................   43
     Section 10.01. Purposes for Which Meetings May be Called...............................   43
     Section 10.02. Manner of Calling Meetings..............................................   44
     Section 10.03. Call of Meetings by Company or Holders..................................   44
     Section 10.04. Who May Attend or Vote at Meetings......................................   44
     Section 10.05. Regulations by Trustee; Conduct of Meeting; Voting Rights;
                    Adjournment.............................................................   45
     Section 10.06. Voting at the Meeting and Record to be Kept.............................   45
     Section 10.07. Exercise of Rights of Trustee or Securityholders Not Hindered
                    or Delayed by Call of Meeting...........................................   46

ARTICLE 11  MISCELLANEOUS...................................................................   46
     Section 11.01. Trust Indenture Act Controls............................................   46
     Section 11.02. Notices.................................................................   46
     Section 11.03. Communication by Holders with Other Holders.............................   47
     Section 11.04. Certificate and Opinion as to Conditions Precedent......................   47
     Section 11.05. Statements Required in Certificate or Opinion...........................   48
     Section 11.06. Rules by Trustee and Agents.............................................   48
     Section 11.07. Legal Holidays..........................................................   48
     Section 11.08. No Recourse Against Others..............................................   48
     Section 11.09. Counterparts............................................................   49
     Section 11.10. Governing Law...........................................................   49
     Section 11.11. No Adverse Interpretation of Other Agreements...........................   49
     Section 11.12. Successors..............................................................   49
     Section 11.13. Severability............................................................   49
     Section 11.14. Qualification of Indenture..............................................   49
     Section 11.15. Table of Contents, Headings, etc........................................   49

SIGNATURES..................................................................................   50
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                                              iii

          INDENTURE dated as of October 15, 1996 between MIRAGE RESORTS, INCORPORATED, a Nevada corporation (the
"Company"), and FIRSTAR BANK OF MINNESOTA, N.A., as trustee
(the "Trustee").

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its bonds, debentures, notes and/or other evidences of indebtedness (herein called the "Securities"), which may be senior secured, senior unsecured, senior subordinated or subordinated, to be issued in one or more series as in this Indenture provided.

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders of the Securities or of each series thereof as follows:


                          ARTICLE 1
                DEFINITIONS AND INCORPORATION
                        BY REFERENCE

Section 1.01.   Definitions.
_____________   ____________

          "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

          "AGENT" means any Registrar or Paying Agent.

          "ASSETS" means any assets, rights or property of any person.

          "AUTHORIZED NEWSPAPER" means a newspaper in the English language or, at the option of the Company, in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers meeting the foregoing requirements and in each case on any Business Day.

          "BUSINESS DAY" means, except as otherwise specified as contemplated by Section 2.03, with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

          "BOARD OF DIRECTORS" or "BOARD" means the Board of
Directors or any authorized committee of the Board of Directors of the Company, or a Consolidated Subsidiary thereof, as the context may indicate.

          "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

          "CAPITAL STOCK" of any person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock and any and all forms of partnership interests or other equity interests in a person, including but not limited to any type of preference stock which for other purposes may not be treated as equity.

          "CHANGE IN CONTROL" means (i) the time the Company first determines that any person or group, within the meaning of Section 14(d)(2) of the Exchange Act (other than any person who was at the date hereof an officer or director of the Company or a group consisting of persons who were at the date hereof officers or directors of the Company) have acquired direct or indirect beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of the outstanding voting Capital Stock of the Company, unless a majority of the Continuing Directors approves the acquisition not later than 10 business days after the Company makes the determination, or (ii) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

          "COMPANY REQUEST" or "Company Order" means a written request or order (i) signed in the name of the Company by its Chairman of the Board, a Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary, an Assistant Secretary or any other employee of the Company named in an Officers'
Certificate delivered to the Trustee, and (ii) delivered to the Trustee.

          "CONSOLIDATED SUBSIDIARY" of any specific person means any subsidiary, all of whose voting Capital Stock
(other than the minimum required number of directors' qualifying shares) are owned by such person and/or by another Consolidated Subsidiary of such person, and the accounts of which are, or under generally accepted accounting principles are required to be, consolidated with the accounts of such person.

          "CONTINUING DIRECTORS" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of that Board of Directors on the date hereof, (ii) had been a member of that Board of Directors for the two years immediately preceding such date of determination or (iii) was nominated for election or elected to that Board of Directors with the affirmative vote of the greater of (x) a majority of Continuing Directors who were members of that Board at the time of such nomination or election or (y) at least three Continuing Directors.

          "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in Section 11.02 or such other address of which the Trustee may give notice to the Company.

          "CORPORATION" includes corporations, associations, companies and business trusts.

          "DEFAULT" means any event which is, or after notice or passage of time would be, an Event of Default.

          "DEFINITIVE SECURITIES" means any Security in the form established pursuant to Section 2.01 which is registered on the books of the Registrar.

          "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the person specified as contemplated in Section
2.03 as the Depositary with respect to such series of Securities, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

          "EQUITY INTERESTS" means Capital Stock or warrants, options or other rights to acquire Capital Stock
(but excluding any debt security which is convertible into, or exchangeable for, Capital Stock).

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXISTING PROPERTIES" means The Mirage, Treasure
Island, the Golden Nugget and the Golden Nugget-Laughlin.

          "GAMING AUTHORITY" means any Governmental
Authority that holds regulatory, licensing or permit authority over any gaming or gaming related activities conducted or proposed to be conducted by the Company or any of its subsidiaries or any joint venture or other entity in which the Company or any of its subsidiaries owns an interest, including without limitation the Nevada Gaming
Commission, the Nevada State Gaming Control Board and the
Clark County Liquor and Gaming Licensing Board.

          "GAMING LAWS" means, collectively, all
international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents pursuant to which any Gaming Authority possesses regulatory, licensing, or permit authority over gaming or gaming related activities, including without limitation, the Nevada Gaming Control Act.

          "GAMING LICENSE" means every license, franchise or other authorization on the date of this Indenture or thereafter required to own, lease, operate or otherwise conduct gaming or gaming related activities at any property owned or operated by the Company or any of its subsidiaries or any joint venture or other entity in which the Company or any of its subsidiaries owns an interest.

          "GLOBAL SECURITY" means a Security issued to evidence all or a part of any series of Securities that is executed by the Company and authenticated and delivered by the Trustee to a Depositary or pursuant to such Depositary's instructions, all in accordance with this Indenture and pursuant to an Officers' Certificate, which shall be registered as to Principal and interest in the name of such Depositary or its nominee.

          "GOLDEN NUGGET" means the real and personal property comprising the Golden Nugget hotel-casino owned and operated by a wholly-owned subsidiary of the Company and located at 129 East Fremont Street in Las Vegas, Nevada.

          "GOLDEN NUGGET-LAUGHLIN" means the real and personal property comprising the Golden Nugget hotel-casino owned and operated by a wholly-owned subsidiary of the Company and located at 2300 South Casino Drive in Laughlin,
Nevada.

          "GOVERNMENTAL AUTHORITY" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of any federal or state government or any city, county or other political subdivision thereof or otherwise and whether now or hereafter in existence, or any officer or official thereof acting in an official capacity, including, without limitation, any Gaming Authority.

          "HOLDER" or "SECURITYHOLDER" means a person in whose name a Security is registered.

          "INDEBTEDNESS" of any person means any
indebtedness, contingent or otherwise, but exclusive of deferred taxes, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or reimbursement obligations with respect to letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein (including pursuant to capitalized leases), except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of such person prepared on a consolidated basis in accordance with generally accepted accounting principles, and also includes, to the extent not otherwise included, the guaranty of any Indebtedness (other than the guaranty of completion of construction).

          "INDENTURE" means this Indenture as amended or supplemented from time to time.

          "MATERIAL SUBSIDIARY" of any person means (i) any subsidiary of such person which is a "significant subsidiary" within the meaning of Rule 1-02(v) of Regulation S-X under the Securities Act of 1933, as amended, and the Exchange Act (as such Regulation is in effect on the date hereof), or (ii) any other subsidiary of such person which is material to the business, earnings, prospects, assets or condition, financial or otherwise, of such person and its subsidiaries taken as a whole.

          "THE MIRAGE" means the real and personal property comprising The Mirage hotel-casino owned and operated by a wholly-owned subsidiary of the Company and located at 3400
Las Vegas Boulevard South in Las Vegas, Nevada.

          "OFFICER" means the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Chief
Financial Officer, the Treasurer, the Secretary, the
Director of Finance, any Assistant Treasurer or any Assistant Secretary of the Company.

          "OFFICERS' CERTIFICATE" means a certificate signed by any two Officers, one of whom must be the Chairman of the Board, a Vice Chairman, the President, the Chief Financial Officer, the Treasurer or a Vice President of the Company.

          "OPINION OF COUNSEL" means a written opinion from legal counsel. The counsel may be an employee of or counsel to the Company or the Trustee.

          "ORIGINAL ISSUE DISCOUNT SECURITY" means any
Security which provides that an amount less than its Principal Amount is due and payable upon acceleration after an Event of Default.

          "PLACE OF PAYMENT," when used with respect to the Securities of any series, means the place or places where the Principal of and any interest on the Securities of that series are payable as specified as contemplated by Section
2.03.

          "PREDECESSOR SECURITIES" of any Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security;
and, for the purposes of this definition, any Security authenticated and delivered under Section 2.09 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen
Security.

          "PRINCIPAL" or "PRINCIPAL AMOUNT" of a Security means the principal of the Security plus the premium, if any, on the Security.

          "SEC" means the Securities and Exchange
Commission.

          "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "SECURITIES CUSTODIAN" means the Trustee in its capacity as custodian with respect to the Securities in global form, or any successor entity thereto in such capacity.

          "STATED MATURITY," when used with respect to any Security or any installment of Principal thereof or interest thereon, means the date specified in such Security as the fixed date on which an amount equal to the Principal of such Security or an installment of Principal thereof or interest thereon is due and payable.

          "SUBSIDIARY" of any specified person means (i) a corporation, a majority of whose Capital Stock with voting power under ordinary circumstances to elect directors is at the time, directly or indirectly, owned by such person or by such person and a subsidiary or subsidiaries of such person or by a subsidiary or subsidiaries of such person or (ii) any other person (other than a corporation) in which such person or such person and a subsidiary or subsidiaries of such person or a subsidiary or subsidiaries of such person directly or indirectly, at the date of determination thereof, has at least a majority ownership interest.

          "TIA" means the Trust Indenture Act of 1939 (15
U.S. Code Sections 77aaa-77bbbb) as in effect on the date on which this Indenture is first qualified under the TIA, except as provided in Section 9.03.

          "TREASURE ISLAND" means the real and personal property comprising the Treasure Island hotel-casino owned and operated by a wholly-owned subsidiary of the Company and located at 3300 Las Vegas Boulevard South in Las Vegas, Nevada.

          "TRUSTEE" means the person named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means
(i) during any period when a successor Trustee is serving as Trustee with respect to all of the Securities, such successor Trustee, and (ii) during any period when a successor Trustee is serving as Trustee with respect to one or more (but not all) series of Securities, as to each series the successor serving as Trustee with respect thereto.

          "TRUST OFFICER" means the Chairman of the Board, the President or any other officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

Section 1.02.   Other Definitions.
_____________   __________________
                                              Defined in
              Term                             Section
              ____                            __________

     "Bankruptcy Law"..........................   6.01
     "Change in Control Date"..................   4.07
     "Custodian"...............................   6.01
     "Defeased Securities".....................   8.03
     "Event of Default"........................   6.01
     "Legal Holiday"...........................  11.07
     "Paying Agent"............................   2.05
     "Qualified Government Obligations"........   8.06
     "Registrar"...............................   2.05
     "Repurchase Date".........................   4.07
     "Repurchase Offer"........................   4.07
     "Repurchase Price"........................   4.07

Section 1.03.  Incorporation by Reference of Trust Indenture Act.
_____________  __________________________________________________

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Securities;

          "indenture security holder" means a
Securityholder;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee;

          "obligor" on the Securities means the Company and any other obligor upon the Securities.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04.  Rules of Construction
_____________  _____________________

          Unless the context otherwise requires:

               (1)  a term has the meaning assigned to it;

               (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

               (3)  references to "generally accepted
     accounting principles" shall mean generally accepted accounting principles in effect in the United States of America as of the time when and for the period as to which such accounting principles are to be applied;

               (4)  "or" is not exclusive;

               (5)  words in the singular include the
     plural, and in the plural include the singular; and

               (6)  provisions apply to successive events
     and transactions.

                          ARTICLE 2
                       THE SECURITIES

Section 2.01.  Forms Generally.
_____________  ________________

          The Securities of each series shall be in such form (including global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate provisions as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required by any Gaming Authority or as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined appropriate by the Officers executing such Securities, as evidenced by their execution thereof. If the form of any series of Securities is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of a Company Order signed by two Officers of the Company for the authentication and delivery of such Securities.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, provided that such method is permitted by the rules of any securities exchange on which such Securities may be listed, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

          The terms and provisions in the Securities shall constitute, and are hereby expressly made, a part of this Indenture.

Section 2.02.  Form of Trustee's Certificate of Authentication.
_____________  ________________________________________________

          The Trustee's certificate of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated herein referred to in the within- mentioned
Indenture.


                             ______________________________________
                                                         As Trustee


                             By ___________________________________
                                               Authorized Signatory

Section 2.03   Amount Unlimited, Issuable in Series.
____________   _____________________________________

          The aggregate Principal Amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 2.04, set forth, or determined in the manner provided, in an Officers'
Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of any series of
Securities:

          (1)  the title of the Securities of the series
     (which shall distinguish the Securities of the series from Securities of any other series);

          (2) any limit upon the aggregate Principal Amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
     Section 2.08, 2.09, 2.12 or 9.05 and except for any Securities which, pursuant to Section 2.04, are deemed never to have been authenticated and delivered hereunder);

          (3) the person to whom any interest on a Security of the series shall be payable, if other than the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the record date for such interest;

          (4) the date or dates on which the Principal of any Securities of the series is payable or the method of determination thereof;

          (5) the rate or rates (which may be fixed or variable) at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the dates on which any such interest shall be payable and the record date for any such interest payable on any such payment date;

          (6)  any terms applicable to original issue
     discount, if any (as that term is defined in the Internal Revenue Code of 1986, as amended, and the regulations thereunder), including the rate or rates at which such original issue discount, if any, shall accrue;

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          (7)  the place or places where the Principal of
     and interest on any Securities of the series shall be payable;

          (8) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

          (9) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (10) the terms and conditions, if any, upon which the Securities of the series may or must be converted into other securities of the Company or exchanged for other securities of the Company or another enterprise;

          (11) if other than denomination of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

          (12) if the amount of Principal of or interest on any Securities of the series is to be determined with reference to an index, pursuant to a formula or by another method, the manner in which such amounts shall be determined and the calculation agent, if any, with respect thereto;

          (13) if other than the currency of the United States of America, the currency, currencies or currency units in which the Principal of or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose;

          (14) if the Principal of or interest on any
     Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the Principal of or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);
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          (15) if other than the entire Principal Amount
     thereof, the portion of the Principal Amount of any Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.02;

          (16) if the Principal Amount payable at the maturity of any Securities of the series will not be determinable as of any one or more dates prior to maturity, the amount which shall be deemed to be the Principal Amount of such Securities as of any such date for any purpose thereunder or hereunder, including the Principal Amount thereof which shall be due and payable upon any maturity date other than the Stated Maturity or which shall be deemed to be outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the Principal Amount shall be determined);

          (17) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Article 8, and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

          (18) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the Principal Amount thereof due and payable pursuant to
     Section 6.02;

          (19) if applicable, any provisions for securing all or any portion of the Indebtedness evidenced by the Securities of the series;

          (20) if applicable, any provisions relating to the seniority or subordination of all or any portion of the Indebtedness evidenced by the Securities of the series to other Indebtedness of the Company, including, as applicable, other Indebtedness evidenced by Securities;

          (21) any addition to or change in the covenants set forth in Article 4 which applies to Securities of the series;

          (22) whether the Securities of the series shall be issued in whole or in part in temporary or permanent form of a Global Security or Securities and, if so, the initial Depositary with respect to any such temporary or permanent Global Security or Securities, and if other than as provided in Section 2.08, whether and the circumstances under which beneficial owners of

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     interests in any such temporary or permanent Global
     Security or Securities may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination; and

          (23) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, but which may modify or delete any provision of this Indenture with respect to such series, provided that no such term may modify or delete any provision hereof if imposed by the TIA, and provided further that any modification or deletion of the rights, duties or immunities of the Trustee hereunder shall have been consented to in writing by the Trustee).

          If any of the foregoing terms are not available at the time such Board Resolution is adopted, or such Officers' Certificate or any supplemental indenture is executed, such resolution, Officers' Certificate or supplemental indenture may reference the document or documents to be created in which such terms will be set forth prior to the issuance of such Securities.

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.04) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 2.04.  Execution and Authentication; Denominations;
               Delivery and Dating.
_____________  ____________________________________________

          Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

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          Upon a written order of the Company signed by two
Officers of the Company, the Trustee shall authenticate the Securities.

          The Securities shall be issuable only in registered form without coupons and only in minimum denominations of $1,000 and in integral multiples thereof.

          The Company and the Trustee, by their execution and authentication, respectively, of the Securities, expressly agree to the terms and conditions stated therein and to be bound thereby.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

Section 2.05.  Registrar and Paying Agent.
_____________  ___________________________

          The Company shall maintain in the county where the principal corporate office of the Trustee is located and in such other locations as it shall determine (i) an office or agency where Securities of a series may be presented for registration of transfer or for exchange ("Registrar") and
(ii) an office or agency where Securities of that series may be presented for payment ("Paying Agent"). The Registrar for each series of Securities shall keep a register of the Securities of that series and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents for each series of Securities. The term "Paying Agent" includes any additional paying agent. The term "Registrar" includes any co-registrar. The Company may change any Paying Agent or Registrar upon thirty (30) days' notice to the Trustee. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent for any series of Securities, the Trustee shall act as such. The Company or any of its subsidiaries may act as Paying Agent or Registrar for any series of Securities.

          The Company initially appoints the Trustee to act as Securities Custodian with respect to the Global
Securities.

          The Company initially appoints the Trustee as Paying Agent, Registrar and authenticating agent.

          The Company shall, if the Securities of any series are listed on the New York Stock Exchange, designate as authenticating agent, Registrar and Paying Agent with respect to the Securities of such series a bank or trust company in good standing, organized under the laws of the United States of America or any State, doing business in or having a correspondent relationship with a bank or trust company doing business in the Borough of Manhattan, City of New York, State of New York, and having a capital and surplus (including subordinated capital notes and earned surplus) aggregating at least $10,000,000 (except with respect to Article 8, in which case the Paying Agent (if other than the Trustee) shall have a capital and surplus (including subordinated capital notes and earned surplus) aggregating at least $100,000,000). Whenever, pursuant to this Indenture, the Trustee is obligated, empowered or authorized to perform any act with respect to the authentication and issuance of the Securities of any series, or their transfer, other than the authentication and issuance of Securities of such series upon original issue or in cases of Securities of such series mutilated, destroyed, lost or stolen, such act may be performed by the authenticating agent and Registrar for such series, notwithstanding anything in this Indenture to the contrary. Whenever, pursuant to this Indenture, the Trustee is obligated, empowered or authorized to perform any act with respect to payment of the Principal of or interest on the Securities of any series, such acts may be performed by the Paying Agent for such series, notwithstanding anything in this Indenture to the contrary.

          The Company covenants that whenever necessary to avoid or fill a vacancy in the office of authenticating agent, Registrar or Paying Agent for any series of Securities, the Company will appoint a successor authenticating agent, Registrar or Paying Agent, as the case may be, so that there shall, at all times that the Securities of such series are listed on the New York Stock Exchange, be one or more offices or agencies in the Borough of Manhattan, City of New York, State of New York, acceptable to the New York Stock Exchange, where Securities of such series may be presented or surrendered for payment and where Securities of such series may be surrendered for registration of transfer or exchange.

          In case, at the time of the appointment of a successor to the authenticating agent, any of the Securities of a series shall have been authenticated but not delivered, any such successor may adopt the certificate of authentication of the original authenticating agent or of any successor to it as authenticating agent hereunder, and deliver such Securities so authenticated; and in case at any time any of the Securities of a series shall not have been authenticated, any successor to the authenticating agent by merger or consolidation may authenticate such Securities

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either in the name of its predecessor hereunder or in the
name of the successor authenticating agent; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of authentication shall have.

Section 2.06.  Paying Agent to Hold Money in Trust.
_____________  ____________________________________

          Each Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of Principal of or interest on any series of Securities, and shall notify the Trustee of any default by the Company in making any such payment.
While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee.
The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a subsidiary) shall have no further liability for the money. If the Company or a subsidiary of the Company acts as Paying Agent, it shall, on or before each due date of Principal of or interest on that series of Securities, segregate and hold in a separate trust fund for the benefit of the Holders of such series all money held by it as Paying Agent for the benefit of the Holders of such series.

Section 2.07.  Securityholder Lists.
_____________  _____________________

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company and any other obligor shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing, but in any event at least semi-annually, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.08.  Transfer and Exchange.
_____________  ______________________

          (a)  Transfer and Exchange of Definitive
Securities. When Definitive Securities of any series are presented to the Registrar with the request:

               (x)  to register the transfer of such
               Definitive Securities; or

               (y)  to exchange such Definitive Securities
               for an equal principal amount of Definitive
               Securities of such series of other authorized denominations,

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the Registrar shall register the transfer or make the
exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Securities presented or surrendered for register of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing.

          (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security of any series may not be exchanged for a beneficial interest in a Global Security of such series except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security of any series, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an endorsement on the Global Security of such series to reflect an increase in the aggregate Principal Amount of the Securities of such series represented by such Global Security, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate Principal Amount of Securities of such series represented by the Global Security of such series to be increased accordingly. If no Global Securities of such series are then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Security of such series in the appropriate Principal Amount.

          (c) Transfer and Exchange of Global Securities. The transfer and exchange of Global Securities of any series or beneficial interests therein shall be effected through the Depositary with respect to such series, in accordance with this Indenture and the procedures of such Depositary.

          (d)  Transfer of a Beneficial Interest in a Global
Security for a Definitive Security.

               (i)  Any person having a beneficial interest
                    in a Global Security of any series may
                    upon request exchange such beneficial
                    interest for a Definitive Security of
                    such series.  Upon receipt by the
                    Trustee of written instructions or such
                    other form of instructions as is
                    customary for the Depositary for such
                    series from such Depositary or its
                    nominee on behalf of any person having a beneficial interest in a Global Security of such series (all of which may be submitted by facsimile), then the Trustee or the Securities Custodian, at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between such Depositary and the Securities Custodian, the aggregate Principal Amount of the Global Security of such series to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate, the Trustee will authenticate and deliver to the transferee a Definitive Security of such series.

               (ii) Definitive Securities of any series
                    issued in exchange for a beneficial
                    interest in a Global Security of such
                    series pursuant to this Section 2.08(d)
                    shall be registered in such names and in such authorized denominations as the Depositary for such series, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the persons in whose names such Securities are so registered.

          (e)  Restrictions on Transfer and Exchange of
Global Securities. Notwithstanding any other provisions of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.08), a Global Security of any series may not be transferred as a whole except by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          (f)  Authentication of Definitive Securities in
Absence of Depositary.  If at any time:

               (i)  the Depositary for Securities of any
                    series notifies the Company that such
                    Depositary is unwilling or unable to
                    continue as Depositary for the Global
                    Securities of such series and a
                    successor Depositary for the Global
                    Securities of such series is not
                    appointed by the Company within 90 days
                    after delivery of such notice; or

               (ii) the Company, at its sole discretion,
                    notifies the Trustee in writing that it
                    elects to cause the issuance of
                    Definitive Securities of such series
                    under this Indenture,

               then the Company will execute, and the
          Trustee, upon receipt of an Officers' Certificate requesting the authentication and delivery of Definitive Securities of such series, will authenticate and deliver Definitive Securities of such series, in an aggregate Principal Amount equal to the Principal Amount of the Global
          Securities of such series, in exchange for such Global Securities.

          (g) Cancellation and/or Adjustment of Global Security. At such time as all beneficial interests in a Global Security of any series have either been exchanged for Definitive Securities of such series, redeemed, repurchased or canceled, such Global Security shall be returned to or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security of any series is exchanged for Definitive Securities of such series, redeemed, repurchased or canceled, the Principal Amount of Securities of such series represented by such Global Security shall be reduced and an endorsement shall be made on such Global Security, by the Trustee or the Securities Custodian, at the direction of the Trustee, to reflect such reduction.

          (h)  Obligations with Respect to Transfers and
Exchanges of Definitive Securities.

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate
                    Definitive Securities and Global
                    Securities of any series at the request
                    of the Registrar for such series.

               (ii) No service charge shall be made to a
                    Holder of any series of Securities for
                    any registration or transfer or
                    exchange, but the Company may require
                    payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.12, 3.06, 4.07 and 9.05 hereof).
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
               (iii)     The Registrar for a series of
                    Securities shall not be required to
                    register the transfer or exchange of any Definitive Security of such series selected for redemption in whole or in part, except the unredeemed portion of any Definitive Security of such series being redeemed in part.

               (iv) All Definitive Securities and Global
                    Securities of any series issued upon any registration of transfer or exchange of Definitive Securities or Global Securities of such series shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Definitive Securities or Global Securities of such series surrendered upon such registration of transfer or exchange.

               (v)  The Company shall not be required

                    (A)  to issue, register the transfer of
                         or exchange Securities of any
                         series during a period beginning at
                         the opening of business 15 days
                         before the day of any selection of
                         Securities of such series for
                         redemption under Section 3.02 and
                         ending at the close of business on
                         the day of selection, or

                    (B)  to register the transfer of any
                         Security of such series so selected
                         for redemption in whole or in part,
                         except the unredeemed portion of
                         any Security of such series being
                         redeemed in part.

               (vi) Prior to due presentment for
                    registration of transfer of any Security of a series, the Trustee, any Agent and the Company may deem and treat the person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of Principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

                             20
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Section 2.09.  Replacement Securities.
_____________  _______________________

          If the Holder of a Security of any series claims that such Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of such series if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be provided which is sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security of any series is replaced. The Company may charge for its expenses in replacing a Security of any series.

          Every replacement Security of any series is an additional obligation of the Company.

Section 2.10.  Outstanding Securities.
_____________  _______________________

          The Securities of any series outstanding at any time are all the Securities of such series authenticated by the Trustee except for those Securities of such series canceled by it, those Securities of such series delivered to it for cancellation, those reductions in interest in a Global Security of such series effected by the Trustee hereunder, and those described in this Section as not outstanding.

          If a Security of any series is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced
Security is held by a bona fide purchaser.

          A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

          [For each series of Original Issue Discount
Securities, the Principal Amount of such Securities that shall be deemed to be outstanding and used to determine whether the necessary Holders have given any request, demand, authorization, direction, notice, consent or waiver shall be the Principal Amount of such Securities that could be declared to be due and payable upon acceleration upon an Event of Default as of the date of such determination. When requested by the Trustee, the Company will advise the Trustee in writing of such amount, showing its computations in reasonable detail.]

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Section 2.11.  Treasury Securities.
_____________  ____________________

          In determining whether the Holders of the required Principal Amount of Securities of any series have concurred in any direction, waiver or consent, Securities of such series owned by the Company or any other obligor or an Affiliate of the Company or any other obligor shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of such series which the Trustee knows are so owned shall be so disregarded.

Section 2.12.  Temporary Securities.
_____________  _____________________

          Until Definitive Securities of any series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities of such series. Temporary Securities of any series shall be substantially in the form of Definitive Securities of such series but may have variations that the Company considers appropriate for temporary Securities of such series. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Securities of any series in exchange for temporary Securities of such series.

Section 2.13.  Cancellation.
_____________  _____________

          The Company at any time may deliver Securities of any series to the Trustee for cancellation. The Registrar and Paying Agent for any series shall forward to the Trustee any Securities of such series surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities of any series surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of canceled Securities as the Company directs. The Company may not issue new Securities of any series to replace Securities of such series that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.14.  Defaulted Interest.
_____________  ___________________

          If the Company fails to make a payment of interest on the Securities of any series, it shall pay such defaulted interest plus any interest payable on the defaulted interest, if any, in any lawful manner. It may pay such defaulted interest, plus any such interest payable on it, to the persons who are Holders of such series on a subsequent special record date in each case at the rate provided in the Securities of such series and Section 4.01 hereof. The Company shall fix any such record date and payment date. At

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least 15 days before any such record date, the Company shall mail to the Holders of the affected series a notice that states the record date, payment date and amount of such interest to be paid.


                          ARTICLE 3
             REDEMPTION AND OFFER TO REPURCHASE

Section 3.01.  Notices to Trustee.
_____________  ___________________

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.03 for Securities of such series) in accordance with this Article. If the Company elects to redeem Securities of any series, it shall notify the Trustee in writing of the redemption date and the Principal Amount of the Securities to be redeemed.

          The Company shall give each notice provided for in this Section 3.01 at least 40 days before the redemption date (unless a shorter notice period shall be satisfactory to the Trustee). The Trustee shall have no liability to any Holder if it deems such shorter notice period satisfactory to it.

Section 3.02.  Selection of Securities to Be Redeemed.
_____________  _______________________________________

          Except as provided below, if less than all of the Securities of a series are to be redeemed, the Trustee shall select the Securities of such series to be redeemed on a substantially pro rata basis or by lot among the Holders of the Securities of such series in accordance with a method the Trustee considers fair and appropriate (in such manner as complies with applicable legal and stock exchange requirements, if any).

          The amount of Securities shall be calculated as the aggregate Principal Amount of Securities of such series originally issued hereunder less the aggregate Principal Amount of any Securities of such series previously redeemed. The Trustee shall make the selection not more than 60 days and not less than 30 days before the redemption date from outstanding Securities of such series not previously called for redemption.

          The Trustee shall promptly notify the Company of the Securities or portions of Securities to be called for redemption. The Trustee may select for redemption portions of the Principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

Section 3.03.  Notice of Redemption.
_____________  _____________________

          At least 30 days but not more than 60 days before a redemption date, the Company shall mail by first class mail, postage prepaid a notice of redemption to each Holder whose Securities are to be redeemed.

          The notice shall identify the Securities to be redeemed and shall state:

               (1)  the redemption date;

               (2)  the redemption price;

               (3)  if any Security is being redeemed in
     part, the portion of the Principal Amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities of the same series in Principal Amount equal to the unredeemed portion will be issued;

               (4) the name and address of the Paying Agent for the Securities being redeemed;

               (5)  that Securities called for redemption
     must be surrendered to the Paying Agent for such Securities to collect the redemption price;
               (6)  that interest on Securities called for
     redemption ceases to accrue on and after the redemption date; and

               (7) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed.

          At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

Section 3.04.  Effect of Notice of Redemption.
_____________  _______________________________

          Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the price set forth in the Security.

Section 3.05.  Deposit of Redemption Price.
_____________  ____________________________

          Prior to or on the redemption date, the Company shall deposit with the Paying Agent for the Securities being redeemed (or if the Company or a subsidiary or an Affiliate of the Company is the Paying Agent for such Securities, shall segregate and hold in trust) money sufficient to pay the redemption price and (except if the redemption date shall be an interest payment date) accrued interest on, of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. If such money is then held by the Company or a subsidiary or an Affiliate of the Company in trust and is not required for such purpose, it shall be discharged from such trust.

Section 3.06.  Securities Redeemed in Part.
_____________  ____________________________

          Upon surrender of a Security of any series that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security of the same series equal in Principal Amount to the unredeemed portion of the Security surrendered.

Section 3.07.  Redemption Pursuant to Gaming Laws.
_____________  ___________________________________

          Notwithstanding any other provision of this
Article 3, if any Gaming Authority requires that a Holder or beneficial owner of Securities of a Holder must be licensed, qualified or found suitable under any Gaming Law, such Holder or such beneficial owner shall apply for a license, qualification or a finding of suitability, as the case may be, within the required time period. If such person fails to apply or become licensed or qualified or is not found suitable (in each case, a "failure of compliance"), the Company shall have the right, at its option, (i) to require such Holder or owner to dispose of such Holder's or owner's Securities within 30 days of receipt of notice of the Company's election or such earlier date as may be requested or prescribed by such Gaming Authority, or (ii) to redeem within such 30-day or earlier period requested or prescribed by such Gaming Authority the Securities of such Holder or owner at a redemption price equal to the lesser of (A) 100% of the Principal Amount thereof or (B) the price at which such Holder or owner acquired the Securities, together, in either case, with accrued interest to the earlier of the redemption date or the date of the failure of compliance, which may be less than 30 days following the notice of redemption if so requested or prescribed by such Gaming Authority. The Company shall notify the Trustee in writing of any such redemption as soon as practicable. The Company shall not be responsible for any costs or expenses any such Holder or owner may incur in connection with its application for a license, qualification or finding of suitability.


                          ARTICLE 4
                          COVENANTS

Section 4.01.  Payment of Securities.
_____________  ______________________

          The Company shall pay the Principal of and interest on the Securities of each series on the dates and in the manner provided in the Securities of such series. Principal and interest on any series of Securities shall be considered paid on the date due if the Paying Agent for such series (other than the Company or any subsidiary or Affiliate of the Company) holds on that date money in immediately available funds designated for and sufficient to pay all Principal and interest then due with respect to such series.

          To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on (i) overdue Principal at the rate borne by the Securities compounded semiannually; and
(ii) overdue installments of interest (without regard to any applicable grace period) at the same rate, compounded semiannually.

Section 4.02.  SEC Reports, Financial Reports.
_____________  _______________________________

          The Company shall make available to all of the Holders, upon written request, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

          If the Company is not subject to, or for any reason is not complying with, the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall make available to all of the Holders all quarterly and annual reports which the Company would have been required to file with the SEC if it was subject to the requirements of
Section 13 or 15(d) of the Exchange Act, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations," and with respect to annual financial statements only, a report thereon by the Company's independent accountants.

          The Company also shall comply with the provisions of TIA Section 314(a). The Company shall timely (giving effect to applicable extensions) comply with its reporting and filing obligations under applicable federal securities laws.

Section 4.03.  Compliance Certificate.
_____________  _______________________

          (a) The Company shall deliver to the Trustee for each series of Securities, within four months after the end of each fiscal year of the Company (which currently is December 31), an Officers' Certificate stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture applicable to such series, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture applicable to such series and is not in default in the performance or observance of any of the terms, provisions and conditions hereof applicable to such series (or, if a Default or Event of Default applicable to such series shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the Principal of or interest, if any, on the Securities of such series are prohibited, or if such event has occurred, a description of the event. The first certificate pursuant to this Section 4.03(a) shall be for the fiscal year ending on December 31 of the calendar year in which Securities of such series are first issued under this Indenture.

          (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants or to a written policy adopted by the Company's independent public accountants which has been previously applied (a copy of which shall be delivered to the Trustee), the annual financial statements delivered pursuant to Section 4.02 shall be delivered to the Trustee for each series of Securities accompanied by a written statement of the Company's independent public accountants (which shall be Arthur Andersen LLP or another firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Company has violated any provisions of Article 4 or 5 of this Indenture applicable to such series or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that, for purposes hereof, such accountants shall not be liable directly or indirectly to any person for any failure to obtain knowledge of any such violation.

          (c)  The Company will, so long as any of the
Securities are outstanding, deliver to the Trustee for each series of Securities outstanding, forthwith upon becoming aware of (i) any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture applicable to such series or
(ii) any event of default under any other mortgage, indenture or instrument as that term is used in Section 6.01(4), an Officers' Certificate specifying such Default, Event of Default or default.

Section 4.04.  Stay, Extension and Usury Laws.
_____________  _______________________________

          The Company covenants to the Holders of Securities of each series (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture applicable to such series; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee for such series, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.05.  Corporate Existence.
_____________  ____________________

          Subject to Article 5 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each subsidiary of the Company, if any, in accordance with the respective organizational documents of each such entity and the rights (charter and statutory), licenses and franchises of the Company and its subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its subsidiaries taken as a whole and that the loss thereof is not adverse in any material respect to the Holders of any series of Securities.

Section 4.06.  Taxes.
_____________  ______

          The Company shall, and shall cause each of its subsidiaries to, pay prior to delinquency all taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings or where the failure to pay would not have a material adverse effect on the Company and its respective subsidiaries taken as a whole.

Section 4.07.  Change in Control.
_____________  __________________

          If there is a Change in Control (the time of a Change in Control being referred to as the "Change in Control Date"), then the Company shall (a) commence, within five business days following the Change in Control Date, an offer to repurchase (the "Repurchase Offer") all of the then outstanding Securities at the Repurchase Price (as defined below) and (b) deposit with the Paying Agent an amount equal to the aggregate Repurchase Price for all Securities then outstanding so as to be available for payment to the Holders of Securities who elect to require the Company to repurchase all or a portion of their Securities.

         The Repurchase Offer for the Securities shall be made at a price of 101% of the Principal Amount, plus accrued interest to the Repurchase Date (as defined below)
(the "Repurchase Price").

          If the Repurchase Date (as defined below) is on or after an interest payment record date and on or before the related interest payment date, any accrued interest will be paid to the person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Securities pursuant to the Repurchase Offer.

          Notice of any Repurchase Offer shall be mailed by the Company to the Trustee and the Holders of the Securities at their last registered addresses. The Repurchase Offer shall remain open from the time of mailing until 10 Business Days thereafter, and no longer, unless a longer period is required by law or stock exchange rule or unless a majority of the Continuing Directors of the Company votes in favor of extending such period (the date on which the Repurchase Offer closes being the "Repurchase Date"). The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Repurchase Offer. The notice, which shall govern the terms of the Repurchase Offer, shall state:

               (1)  that the Repurchase Offer is being made
     pursuant to this Section 4.07 and that Securities will be accepted for payment either (A) in whole or (B) in part in integral multiples of $1,000;

               (2)  the Repurchase Price and the Repurchase
     Date;

               (3)  that any Security not tendered will
     continue to accrue interest;

               (4)  that any Security accepted for payment
     pursuant to the Repurchase Offer shall cease to accrue interest from and after the Repurchase Date;

               (5) that Holders electing to have a Security of any series purchased pursuant to the Repurchase Offer will be required to surrender the Security, with such form, if any, as shall be specified in the notice completed, to the Paying Agent for such series at the address specified in the notice prior to the close of business on the Repurchase Date;

               (6)  that Holders of any series will be
     entitled to withdraw their election if the Paying Agent for such series receives, not later than three Business Days before the Repurchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the Principal Amount of Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased; and

               (7)  that Holders whose Securities of any
     series are purchased only in part will be issued new
     Securities of the same series equal in Principal Amount to the unpurchased portion of the Securities surrendered.

          On the Repurchase Date, the Company shall, to the extent lawful, (i) accept for payment Securities of each series or portions thereof tendered pursuant to the Repurchase Offer and (ii) deliver to the Trustee for such series the Securities of such series so tendered together with an Officers' Certificate stating the Securities of such series or portions thereof accepted for payment by the Company. The Paying Agent for each series of Securities shall promptly mail or deliver to Holders of Securities of such series so accepted payment in an amount equal to the Repurchase Price. The Trustee shall promptly authenticate and mail or deliver to each Holder who tendered a Security of any series a new Security or Securities of such series equal in Principal Amount to any untendered portion of the Security surrendered. The Paying Agent for each series of Securities shall invest funds deposited with it pursuant to this Section 4.07 for the benefit of, and at the written direction of, the Company to the Repurchase Date.


                          ARTICLE 5
                         SUCCESSORS

Section 5.01.  When the Company May Merge, etc.
_____________  ________________________________

          The Company shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its Assets to, any person unless:

               (1)  the person formed by or surviving any
     such consolidation or merger (if other than the Company), or to which such disposition shall have been made, is a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia;

               (2)  the corporation formed by or surviving
     any such consolidation or merger (if other than the Company), or to which such disposition shall have been made, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; and

               (3)  immediately after the transaction no
     Default or Event of Default exists.

          The Company shall deliver to the Trustee for each series of Securities prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with the provisions of this Indenture applicable to such series.

Section 5.02.  Successor Corporation Substituted.
_____________  __________________________________

          Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the Assets of the Company in accordance with Section 5.01, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture with the same effect as if such successor person had been named as the Company herein.


                          ARTICLE 6
                    DEFAULTS AND REMEDIES

Section 6.01.  Events of Default.
_____________  __________________

          Unless otherwise specified as contemplated by
Section 2.03 with respect to any series of Securities, an "Event of Default" occurs with respect to each series of Securities individually, if:

          (1)  the Company defaults in the payment of
interest on any Security of such series when the same becomes due and payable and the Default continues for 30 days after the date due and payable;

          (2) the Company defaults in the payment of the Principal of any Security of such series when the same becomes due and payable at maturity, upon redemption or otherwise;

          (3) the Company fails to comply with any of its other agreements or covenants in such series of Securities or in this Indenture and applicable to such series of Securities and the Default continues for the period and after the notice specified below;

          (4)  an event of default occurs under any
mortgage, indenture (other than this Indenture) or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any subsidiary thereof (or the payment of which is guaranteed by the Company or any subsidiary of the Company), whether such Indebtedness or guarantee now exists or shall be created hereafter, if (a) such event of default results from the failure to pay principal of or interest upon maturity on any such Indebtedness, (b) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal or interest thereon upon maturity, aggregates $50,000,000 or more and (c) the Default continues for the period and after the notice specified below;

          (5)  a final judgment or final judgments, no
longer subject to appeal, for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any subsidiary thereof and such remains undischarged for a period (during which such judgment remains undischarged, unvacated or unstayed) of 60 days, provided that the aggregate of all such judgments exceeds $50,000,000 and the Default continues for the period and after the notice specified below;

          (6)  the Company, pursuant to or within the
meaning of any Bankruptcy Law:

               (A)  commences a voluntary case,

               (B)  consents to the entry of an order for
     relief against it in an involuntary case,

               (C)  consents to the appointment of a
     Custodian of it or for all or substantially all of its property,
               (D)  makes a general assignment for the
     benefit of its creditors, or

               (E)  admits in writing its inability
     generally to pay its debts as the same become due;

          (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any Material Subsidiary of the Company in an involuntary case,

               (B)  appoints a Custodian of the Company for
     all or substantially all of the property of the Company or any Material Subsidiary of the Company, or

               (C)  orders the liquidation of the Company,
     and the order or decree remains unstayed and in effect for 60 days; or

          (8) there has occurred a revocation, suspension or involuntary loss of any Gaming License by the Company or any subsidiary of the Company (after the same shall have been obtained) which results in the cessation of operation of the business at the Existing
     Properties for a period of more than 90 consecutive days.

          The term "Bankruptcy Law" means title 11, U.S.
Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          A Default under clause (3) (other than a Default under Section 4.05, 4.07 or 5.01, each of which Default shall be an Event of Default without the notice or passage of time specified in this paragraph) or (5) is not an Event of Default with respect to a series of Securities until the Trustee or the Holders of at least 25% in Principal Amount of such series of Securities then outstanding notify the Company of the Default and the Company does not cure the Default or cause the Default to be cured within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

          A Default under clause (4) is not an Event of Default with respect to a series of Securities until the Trustee with respect to such series or the Holders of at least 25% in Principal Amount of such series then outstanding notify the Company of the Default and the Company has not caused such Default to be cured or waived or such acceleration to be rescinded or annulled within 10 days after receipt of the notice. The notice must specify the Default, demand that it be rescinded or annulled and state that the notice is a "Notice of Default."

          In the case of any Event of Default pursuant to the provisions of this Section 6.01 occurring with respect to a series of Securities by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium which the Company would have had to pay if the Company then had elected optionally to redeem such series of Securities, an equivalent premium (or, in the event that the Company would not be permitted to redeem such series of Securities optionally on such date, the premium payable on the first date thereafter on which such redemption would be permissible) shall also become and be immediately due and payable with respect to such series to the extent permitted by law, anything in this Indenture applicable to such series or in the Securities of such series contained to the contrary notwithstanding.

Section 6.02.  Acceleration.
_____________  _____________

          If an Event of Default relating to any series of Securities (other than an Event of Default specified in clause (6) or (7) of Section 6.01) occurs and is continuing, the Trustee with respect to such series by notice to the Company (and if Senior Bank Debt (as defined in any indenture supplemental hereto) is outstanding, to the representative of the Senior Bank Debt as specified in such supplemental indenture), or the Holders of at least 25% in Principal Amount of the then outstanding Securities of such series by notice to the Company (and to such Trustee if given by the Holders of such series of Securities), may declare the unpaid Principal (or, in the case of Original Issue Discount Securities, such lesser amount as may be provided for in such Securities) of and any accrued interest on all the Securities of such series to be due and payable. Upon such declaration, the Principal of and interest on such series shall be due and payable immediately; provided, however, that so long as any Senior Credit Agreement (as defined in any indenture supplemental hereto) shall be in force and effect, if an Event of Default with respect to any series of Securities shall have occurred and be continuing (other than an Event of Default pursuant to clause (6) or (7) of Section 6.01 with respect to the Company or any Material Subsidiary), any acceleration pursuant to this
Section 6.02 shall not be effective until the earlier of (a) three Business Days following a notice of acceleration given to the representative of the Senior Bank Debt (which notice shall be given only after an Event of Default has occurred) unless such Event of Default is theretofore cured or (b) the acceleration of any Indebtedness under the Senior Credit Agreement. If an Event of Default specified in clause (6) or (7) of Section 6.01 occurs with respect to any series of Securities, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of such series.

The Holders of a majority in Principal Amount of any series of then outstanding Securities by notice to the Trustee with respect to such series may rescind an acceleration with respect to such series and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to such series have been cured or waived, except non-payment of Principal of or interest on such series that has become due solely because of the acceleration.

Section 6.03.  Other Remedies.
_____________  _______________

          If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee with respect to such series may pursue any available remedy to collect the payment of Principal of or interest on the Securities of such series or to enforce the performance of any provision of the Securities of such series or any provision of this Indenture applicable to such series.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder of a series of Securities in exercising any right or remedy accruing upon an Event of Default with respect to such series shall not impair the right or remedy or constitute a waiver of or acquiescence in such Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04.  Waiver of Past Defaults.
_____________  ________________________

          Subject to Section 9.02, the Holders of a majority in Principal Amount of any series of then outstanding
Securities by notice to the Trustee may waive an existing
Default or Event of Default with respect to such series of Securities and its consequences.

Section 6.05.  Control by Majority.
_____________  ____________________

          The Holders of a majority in Principal Amount of any series of then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to any default under such series of Securities. However, subject to Section 7.01, the Trustee may refuse to follow any direction that conflicts with any rule of law or this Indenture, that is unduly prejudicial to the rights of another Holder of such series of Securities, or that would involve the Trustee in personal liability.

Section 6.06.  Limitation on Suits.
_____________  ____________________

          A Holder of any series of Securities may not pursue a remedy with respect to this Indenture or any series of Securities unless:

               (1)  the Holder gives to the Trustee written
     notice stating that an Event of Default with respect to the Securities of that series is continuing;

               (2)  the Holders of at least 25% in aggregate
     Principal Amount of such series of Securities then outstanding make a written request to the Trustee to pursue the remedy;

               (3)  such Holder or Holders offer to the
     Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

               (4)  the Trustee does not comply with the
     request within 60 days after receipt of the notice, the request and the offer of indemnity; and

               (5) during such 60-day period the Holders of a majority in aggregate Principal Amount of such series of Securities then outstanding do not give the Trustee a direction inconsistent with the request.

A Holder of any series of Securities may not use this Indenture to prejudice the rights of another Holder of such series of Securities or to obtain a preference or priority over another Holder.

Section 6.07.  Rights of Holders to Receive Payment.
_____________  _____________________________________

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of the Principal of and interest on such Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08.  Collection Suit by Trustee.
_____________  ___________________________

          If an Event of Default specified in Section
6.01(1) or (2) with respect to Securities of any series occurs and is continuing, the Trustee may recover judgment as permitted under applicable law in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of Principal (or such portion of the Principal as may be specified as due upon acceleration at that time in the terms of that series of Securities) and interest remaining unpaid with respect to such series of Securities and interest on overdue Principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09.  Trustee May File Proofs of Claim.
_____________  _________________________________

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.10.  Priorities.
_____________  ___________

          Subject to any applicable subordination provisions in any indenture supplemental hereto, if the Trustee collects any money pursuant to this Article with respect to any series of Securities, it shall pay out the money in the following order:

                First:    to the Trustee for amounts
                          due under Section 7.07;

                Second:   to Securityholders for amounts due
                          and unpaid on such series of Securities
                          for Principal and interest, ratably,
                          without preference or priority of any kind, according to the amounts due and payable on such series of Securities for Principal and interest, respectively; and

                Third: to the Company or any other obligor on such series of Securities, as their interests may appear, or as a court of competent jurisdiction may direct.

          The Trustee may fix a record date and payment date for any payment to Holders of any series of Securities pursuant to this Section. The Trustee shall notify the Company in writing reasonably in advance of any such record date and payment date.

Section 6.11.  Undertaking for Costs.
_____________  ______________________

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in Principal Amount of any series of Securities then outstanding.

                          ARTICLE 7
                           TRUSTEE

Section 7.01.  Duties of Trustee.
_____________  __________________

          (a) If an Event of Default has occurred and is continuing with respect to any series of Securities, the Trustee with respect to such series shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default with respect to any series of Securities:

               (1)  the Trustee with respect to such series
     need perform only those duties that are specifically set forth in this Indenture and no others.

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c)  The Trustee may not be relieved from
liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (1) this paragraph does not limit the effect of paragraph (b) of this Section.

               (2)  the Trustee shall not be liable for any
     error of judgment made in good faith by a Trust
     Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

               (3)  the Trustee shall not be liable with
     respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

          (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02.  Rights of Trustee.
_____________  __________________

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d)  The Trustee shall not be liable for any
action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

Section 7.03.  Individual Rights of Trustee.
_____________  _____________________________

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities of any series and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

Section 7.04.  Trustee's Disclaimer.
_____________  _____________________

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or any statement in the Securities other than its authentication.

Section 7.05.  Notice of Defaults.
_____________  ___________________

          If a Default or Event of Default with respect to any series of Securities occurs and is continuing and if it is known to the Trustee with respect to such series, the Trustee shall mail to the Holders of such series a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any series of Securities (including any failure to make any mandatory redemption payment required hereunder), the Trustee with respect to such series may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of the Holders of such series.

Section 7.06.  Reports by Trustee to Holders.
_____________  ______________________________

          Within 60 days after the reporting date stated below, the Trustee with respect to each series of Securities shall mail, if required by TIA Section 313, to the Holders of such series a brief report dated as of such reporting date that complies with TIA Section 313(a). The Trustee with respect to each series of Securities also shall comply with TIA Section 313(b)(1) and TIA Section 313(b)(2). The Trustee with respect to each series of Securities shall also transmit by mail all reports as required by TIA Section 313(c).

          Commencing at the time this Indenture is qualified under the TIA, a copy of each report at the time of its mailing to Holders of any series of Securities shall be filed with the SEC and each securities exchange on which the Securities of such series are listed. The Company shall notify the Trustee with respect to a series of Securities when the Securities of such series are listed on any securities exchange.

          The reporting date for this Section 7.06 is May 15 of each year. The first reporting date is May 15 following the calendar year in which Securities of such series are first issued under this Indenture.

Section 7.07.  Compensation and Indemnity.
_____________  ___________________________

          The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder.
The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The
Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

          The Company shall indemnify the Trustee against any loss or liability incurred by it except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

          To secure the Company's payment obligations in this Section, the Trustee with respect to each series of Securities shall have a lien prior to the Securities of such series on all money or property held or collected by the Trustee, except that held in trust to pay Principal and interest on particular Securities of such series.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section
6.01(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.08.  Replacement of Trustee.
_____________  _______________________

          The Trustee with respect to any series of Securities may resign by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee with respect to such series has accepted its appointment pursuant to this Section 7.08. The Holders of a majority in aggregate Principal Amount of the Securities of any series at the time outstanding may remove the Trustee with respect to the Securities of such series by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee with respect to any series of Securities if:

               (1)  such Trustee fails to comply with
     Section 7.10;

               (2)  such Trustee is adjudged bankrupt or
     insolvent;

               (3)  a receiver or public officer takes
     charge of such Trustee or its property; or

               (4) such Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more series, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any series).

          In the case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders of the Securities. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject, nevertheless, to its lien, if any, provided for in Section
7.07. Each successor Trustee shall mail a notice of its succession to the Holders of Securities of the particular series with respect to which such successor Trustee has been appointed.

          If a successor Trustee with respect to the Securities of any series does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate Principal Amount of the Securities of such series at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          If the Trustee fails to comply with Section 7.10, any Holder of a Security of any series for which such Trustee acts in such capacity may petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

Section 7.09.  Successor Trustee by Merger, etc.
_____________  _________________________________

          If the Trustee with respect to Securities of any series consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee with respect to the Securities of such series.

Section 7.10.  Eligibility; Disqualification.
_____________  ______________________________

          This Indenture shall always have a Trustee with respect to each series of Securities who satisfies the requirements of TIA Section 310(a)(1). The Trustee with respect to each series of Securities shall always have a combined capital and surplus (including subordinated capital notes and earned surplus) of $25,000,000. The Trustee with respect to each series of Securities is subject to TIA
Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9).

Section 7.11.  Preferential Collection of Claims Against the
               Company.
_____________  _____________________________________________

          The Trustee with respect to each series of Securities is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A
Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                          ARTICLE 8
                   DISCHARGE OF INDENTURE


Section 8.01.  Discharge of Liability on Securities.
_____________  _____________________________________

          Except as otherwise contemplated by Section 2.03, when (a) the Company delivers to the Trustee all outstanding Securities or all outstanding Securities of any series, as the case may be, theretofore authenticated and delivered (other than (i) Securities or Securities of such series, as the case may be, which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09, and (ii) Securities or Securities of such series, as the case may be, for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 3.05) for cancellation or (b) all outstanding Securities have become due and payable and the Company deposits with the Trustee cash sufficient to pay at Stated Maturity the amount of all Principal of and interest on outstanding Securities or all outstanding Securities of such series (other than Securities replaced pursuant to Section 2.09), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.07, cease to be of further effect as to all outstanding Securities or all outstanding Securities of any series, as the case may be. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel, each containing the applicable information specified in Sections 11.04 and 11.05, and at the cost and expense of the Company.

Section 8.02.  Repayment to the Company.
_____________  _________________________

          The Trustee and the Paying Agent shall return to the Company on Company Request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, may at the expense and direction of the Company cause to be published once in an Authorized Newspaper in each Place of Payment of or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money then remaining will be returned to the Company. After return to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

Section 8.03.  Option to Effect Defeasance or Covenant Defeasance.
_____________  ___________________________________________________

          Unless otherwise specified as contemplated by
Section 2.03 with respect to Securities of a particular series, the Company, may at its option, by Board Resolution, at any time, with respect to any series of Securities, elect to have either Section 8.04 or Section 8.05 be applied to all of the outstanding Securities of any series (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article 8.

Section 8.04.  Defeasance and Discharge.
_____________  _________________________

          Upon the Company's exercise under Section 8.03 of the option applicable to this Section 8.04, the Company shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Sections 2.04, 2.05,2.06, 2.09,2.12,
2.13, 4.01, 6.06, 6.07, 7.07, 7.08 and 8.02 of this
Indenture and to have satisfied all its other obligations under such series of Securities and this Indenture insofar as such series of Securities are concerned (and the Trustee, at the expense of the Company, and, upon written request, shall execute proper instruments acknowledging the same). Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.04 notwithstanding the prior exercise of its option under Section 8.05 with respect to a series of Securities.

Section 8.05.  Covenant Defeasance.
_____________  ____________________

          Upon the Company's exercise under Section 8.03 of the option applicable to this Section 8.05, the Company shall be released from its obligations under Sections 4.02, 4.03, 4.06 and 4.07 and Article 5 and such other provisions as may be provided as contemplated by Section 2.03 with respect to Securities of a particular series and with respect to the Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences, if any, thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provisions herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

Section 8.06.  Conditions to Defeasance or Covenant Defeasance.
_____________  ________________________________________________

          The following shall be the conditions to application of either Section 8.04 or Section 8.05 to a series of outstanding Securities.

          (a) The Company shall have irrevocably deposited with the Trustee, in trust, (i) sufficient funds in the currency or currency unit in which the Securities of such series are denominated to pay the Principal of and interest to Stated Maturity (or redemption) on, the Securities of such series, or (ii) such amount of direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the government which issued the currency in which the Securities of such series are denominated, and which are not subject to prepayment, redemption or call ("Qualified Government Obligations"), as will, together with the predetermined and certain income to accrue thereon without consideration of any reinvestment thereof, be sufficient to pay when due the Principal of, and interest to Stated Maturity (or redemption) on, the Securities of such series, or (iii) any combination of funds in the currency or currency unit specified in
     (i) and Qualified Government Obligations, as will, together with the predetermined and certain income to accrue thereon without consideration of any reinvestment thereof, be sufficient to pay when due the Principal of, and interest to Stated Maturity (or redemption) on, the Securities of such series;

          (b)  The Company shall (i) have delivered an
     Opinion of Counsel that the Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such defeasance, and will be subject to tax in the same manner as if no defeasance and discharge or covenant defeasance, as the case may be, had occurred or (ii) in the case of an election under Section 8.04 the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date this Indenture was first executed, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of outstanding Securities of that particular series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance; and

          (c)  If applicable, the Company shall have
     delivered to the Trustee an Opinion of Counsel to the effect that the funds deposited pursuant to Section
     8.06(a) will not be subject to the rights of the holders of "Senior Indebtedness" as defined in any indenture supplemental hereto applicable to the Securities of such series.


                          ARTICLE 9
                         AMENDMENTS

Section 9.01.  Without Consent of Holders.
_____________  ___________________________

          Without the consent of any Holder of Securities, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1)  to evidence the succession of another
     corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

               (2)  to add to the covenants, agreements and
     obligations of the Company for the benefit of the Holders of all of the Securities or any series thereof, or to surrender any right or power herein conferred upon the Company; or

               (3)  to establish the form and/or terms of
     Securities of any series as permitted by Sections 2.01 and 2.03, respectively; or

               (4)  to evidence and provide for the
     acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.08; or

               (5)  to cure any ambiguity, defect or
     inconsistency; or

               (6)  to add to, change or eliminate any of
     the provisions of this Indenture (which addition, change or elimination may apply to one or more series of Securities), provided that any such addition, change or elimination other than those permitted by all or any of clauses (1), (2), (3), (4), (5), (7), (8), (9), (10)
     and (11) of this Section 9.01 shall neither (a) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (b) modify the rights of the Holder of any such Security with respect to such provision; or

               (7)  to comply with Article 5; or

               (8)  to comply with any requirements of the
     SEC in connection with the qualification or requalification of this Indenture under the TIA; or

               (9) to provide for uncertificated Securities in addition to certificated Securities; or

               (10) to secure the Securities; or

               (11) to make any change that does not
     adversely affect the legal rights hereunder of any Securityholder.

Section 9.02.  With Consent of Holders.
_____________  ________________________

          Subject to Section 6.07, the Company and the Trustee with respect to any series of Securities may amend or supplement this Indenture or such series of Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in Principal Amount of the then outstanding Securities of each series affected by such amendment or supplement, with each such series voting as a separate class. The Holders of a majority in Principal Amount of any series of Securities then outstanding may also waive compliance in a particular instance by the Company with any provision of this Indenture with respect to that series or the Securities of that series.

          However, without the consent of each
Securityholder affected, an amendment, supplement or waiver under this Section, including a waiver pursuant to Section
6.04, may not:

               (1)  reduce the amount of Securities whose
     Holders must consent to an amendment, supplement or waiver;

               (2)  reduce the rate of or change the time
     for payment of interest on any Security in a manner adverse to the Holders thereof;

               (3)  reduce the Principal of, or extend the
     Stated Maturity of any Security or alter the redemption provisions of any Securities in a manner adverse to the Holders thereof;

               (4) make any Security payable in money other than that stated in the Security;

               (5)  make any change in Section 6.04, 6.07 or
     9.02 (this sentence); or

               (6)  waive a default in the payment of the
     Principal of, or interest on, any Security.

          To secure a consent of the Holders under this
Section it shall not be necessary for the Holders to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to Holders of Securities of each series affected thereby a notice briefly describing the amendment, supplement or waiver.

Section 9.03.  Compliance with Trust Indenture Act.
_____________  ____________________________________

          Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

Section 9.04.  Revocation and Effect of Consents.
_____________  __________________________________

          Until an amendment, supplement or waiver becomes effective, a consent to such amendment, supplement or waiver by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same Indebtedness as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite Principal Amount of Securities of each affected series have consented to the amendment, supplement or waiver (or before such later date as may be required by law or stock exchange rule).

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver permitted by this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No consent of a Holder of a series of Securities shall be valid or effective for more than 90 days after such record date unless consents from Holders of the Principal Amount of Securities of such series required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90-day period.

          After an amendment, supplement or waiver becomes effective it shall bind every Holder of Securities of an affected series, unless it is of the type described in any of clauses (1) through (6) of Section 9.02. In such case, the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent
Holder of a Security or a portion of a Security that evidences the same Indebtedness as the consenting Holder's
Security.

Section 9.05.  Notation on or Exchange of Securities.
_____________  ______________________________________

          If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

Section 9.06.  Trustee Protected.
_____________  __________________

          The Trustee shall sign any indenture supplemental hereto relating to any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affects its rights.
The Trustee may request an Opinion of Counsel and an Officers' Certificate, each of which complies with Sections
11.04 and 11.05, stating that such amendment, supplement or waiver and the related supplemental indenture are permitted hereunder and all conditions precedent have been complied with.

                         ARTICLE 10
                 MEETINGS OF SECURITYHOLDERS

Section 10.01.  Purposes for Which Meetings May be Called.
______________  __________________________________________

               A meeting of Holders of any series of
Securities, either separately or jointly, may be called at any time and from time to time pursuant to the provisions of this Article 10 for any of the following purposes:

               (a)  to give any notice to the Company or to
     the Trustee, or to give any directions to the Trustee, or to waive or consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of
     Article 6;

               (b)  to remove the Trustee or appoint a
     successor Trustee pursuant to the provisions of Article
     7;

               (c)  to consent to an amendment, supplement
     or waiver pursuant to the provisions of Section 9.02;
     or

               (d)  to take any action (i) authorized to be
     taken by or on behalf of the Holders of any specified aggregate Principal Amount of such series of Securities under any other provision of this Indenture, or authorized or permitted by law or (ii) which the Trustee deems necessary or appropriate in connection with the administration of this Indenture;

     in each case without prejudice to the rights of the Company or Holders of Securities to take such action in writing in lieu of a meeting.

Section 10.02.  Manner of Calling Meetings.
______________  ___________________________

               The Trustee may at any time call a meeting of Holders of any series of Securities to take any action specified in Section 10.01, to be held at such time and at such place in the City of Las Vegas, Nevada, as the Trustee shall determine. Notice of every meeting of Holders of any series of Securities, setting forth the time and place of such meeting and in general terms the action or actions proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, to the Company, and to the Holders of such series of Securities at their last addresses as they shall appear on the registration books of the Registrar, not less than 10 nor more than 60 days prior to the date fixed for the meeting.

               Any meeting of Holders of the Securities shall be valid without notice if (i) with respect to a meeting of any series of Securities, all Holders of such series of Securities then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by all Holders of such series of Securities then outstanding who are not present and (ii) with respect to a meeting of all Securityholders, all Holders of such Securities then outstanding are present in person or by proxy or if notice is waived before or after the meeting by all Holders of such Securities then outstanding who are not present, and, in each case, if the Company and the Trustee are either present by duly authorized representative or have, before or after the meeting, waived notice.

Section 10.03.  Call of Meetings by Company or Holders.
______________  _______________________________________

               In case at any time the Company, pursuant to resolution of its Board of Directors or the Holders of not less than 25% in aggregate Principal Amount of any series of Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders of such series, either separately or jointly, to take any action specified in Section 10.01, by written request setting forth in reasonable detail the action or actions proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days of receipt of such request, then the Company or the Holders of such series of Securities in the amount above specified may determine the time and place in the City of Las Vegas, Nevada, or in the Borough of Manhattan, City of New York, for such meeting and may call such meeting for the purpose of taking such action, by mailing or causing to be mailed notice thereof as provided in Section 10.02, or by causing notice thereof to be published at least once in each of two successive calendar weeks (on any day of the week) in a newspaper or newspapers printed in the English language, customarily published at least five days a week and of general circulation in the City of Las Vegas, Nevada and in the Borough of Manhattan, City of New York, the first such publication to be not less than 10 nor more than 60 days prior to the date fixed for the meeting.

Section 10.04.  Who May Attend or Vote at Meetings.
______________  ___________________________________

               To be entitled to vote at any meeting of Securityholders, a person shall (a) be a registered Holder of one or more Securities (or, if the meeting is of Holders of one or more (but not all) series of Securities, one or more Securities of such Series), or (b) be a person appointed by an instrument in writing as proxy for the registered Holder or Holders of Securities (or, if the meeting is of Holders of one or more (but not all) series of Securities, one or more Securities of such series). The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representative of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 10.05.  Regulations by Trustee; Conduct of Meeting;
                Voting Rights; Adjournment.
______________  ___________________________________________

               Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think appropriate. Such regulations may fix a record date and time for determining the Holders of record of Securities entitled to vote at such meeting, in which case those and only those persons who are Holders of Securities at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting whether or not they shall be such Holders at the time of the meeting.

               The Trustee shall, by an instrument in
writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 10.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in Principal Amount of the Securities represented at the meeting and entitled to vote.

               At any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 Principal Amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders.
At any meeting of Securityholders, the presence of persons holding or representing any number of Securities shall be sufficient for a quorum. Any meeting of Securityholders duly called pursuant to the provisions of Section 10.02 or
Section 10.03 may be adjourned from time to time by vote of the Holders of a majority in aggregate Principal Amount of the Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

Section 10.06.  Voting at the Meeting and Record to be Kept.
______________  ____________________________________________

               The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the Principal Amount of the Securities voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Section 10.02 or published as provided in Section 10.03. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting

               Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 10.07.  Exercise of Rights of Trustee or Security Holders
                not Hindered or Delayed by Call of Meeting.
______________  _________________________________________________

               Nothing in this Article 10 contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.


                          ARTICLE 11
                         MISCELLANEOUS

Section 11.01.  Trust Indenture Act Controls.
______________  _____________________________

               If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 11.02.  Notices.
______________  ________

               Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail to the other's address:

               The Company's address is:

                    Mirage Resorts, Incorporated
                    3400 Las Vegas Boulevard South
                    Las Vegas, Nevada 89109
                    Attention:  General Counsel


               The Trustee's address is:

                    Firstar Bank of Minnesota, N.A.
                    101 East Fifth Street
                    Corporate Trust Department
                    St. Paul, Minnesota 55101

               The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

               Any notice or communication to a
Securityholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar.
Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

               If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given when mailed, whether or not the addressee receives it.

               If the Company mails a notice or
communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 11.03.  Communication by Holders with Other Holders.
______________  ____________________________________________

               Securityholders may communicate pursuant to
TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 11.04.  Certificate and Opinion as to Conditions Precedent.
______________  ___________________________________________________

               Upon any request or application by the
Company or any other obligor to the Trustee to take any action under this Indenture, the Company or any other obligor, as the case may be, shall furnish to the Trustee:

               (a)  an Officers' Certificate stating that,
     in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and
               (b)  an Opinion of Counsel stating that, in
     the opinion of such counsel, all such conditions precedent have been complied with.

Section 11.05.  Statements Required in Certificate or Opinion.
______________  ______________________________________________

                Each Officers' Certificate or Opinion of
Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 11.06.  Rules by Trustee and Agents.
______________  ____________________________

                The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 11.07.  Legal Holidays.
______________  _______________

                A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in the State of Nevada or New York are not required to be open. If a payment date is a Legal Holiday at a Place of Payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period on such payment.

Section 11.08.  No Recourse Against Others.
______________  ___________________________

                No past, present or future director,
officer, employee, stockholder or incorporator, as such, of the Company or any successor corporation shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

Section 11.09.  Counterparts.
______________  _____________

                This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 11.10.  Governing Law.
______________  ______________

                The internal laws of the State of Nevada shall govern this Indenture and the Securities, without regard to the conflicts of laws provisions thereof.

Section 11.11.  No Adverse Interpretation of Other Agreements.
______________  ______________________________________________

                This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 11.12.  Successors.
______________  ___________

                All agreements of the Company in this
Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

Section 11.13.  Severability.
______________  _____________

                In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.14.  Qualification of Indenture.
______________  ___________________________

                The Company shall qualify this Indenture under the TIA and shall pay all costs and expenses (including attorneys' fees for the Company and the reasonable attorneys' fees for the Trustee) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Securities and printing this Indenture and the Securities. In connection with any such qualification of this Indenture under the TIA, the Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request.

Section 11.15.  Table of Contents, Headings, etc.
______________  _________________________________

                The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be executed as of the day and year first above written.

                          SIGNATURES


Dated: As of October 15, 1996         MIRAGE RESORTS, INCORPORATED


                                      By:  STEPHEN A. WYNN
                                           ___________________________
Attest:                                    Stephen A. Wynn
                                           Chairman of the Board
BRUCE A. LEVIN
______________________________
Bruce A. Levin                        (SEAL)
Assistant Secretary



                                      By:  DANIEL R. LEE
                                           ___________________________
                                           Daniel R. Lee
                                           Chief Financial Officer




Dated:  As of October 15, 1996        FIRSTAR BANK OF MINNESOTA, N.A.
                                      as Trustee

                                      By:  FRANK P. LESLIE
                                           ___________________________
Attest:                                    Frank P. Leslie III
                                           Vice President
LAURA PEARSON
______________________________
Laura Pearson                         (SEAL)
Vice President